                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                             ----------------------


         Date of Report (Date of earliest event reported)        October 5, 1999
                                                                 ---------------



                         CENTURY BUSINESS SERVICES, INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                                              22-2769024
           --------                                              ----------
(State of other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                              Identification No.)


                                     0-25890
                                     -------
                            (Commission File Number)


                   6480 Rockside Woods Blvd., South, Suite 330
                              Cleveland, Ohio 44131
                    (Address of principal executive offices)
                                   (Zip Code)
         Registrant's telephone number, including area code (216) 447-9000
                                                            --------------

Item 5.  Other Events

On October 5, 1999, the Registrant announced that it has retained Merrill Lynch & Co. to assist the Company in exploring alternatives to enhance shareholder value. Under consideration are a number of alternatives, including an alliance with a financial or strategic partner(s) and merging or selling the Company. A copy of the press release is attached as Exhibit 99.8.

Item 7.  Exhibits

The following document is filed as part of this report.

c)       Exhibits

         99.8     Press Release issued by the Registrant on October 5, 1999.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         CENTURY BUSINESS SERVICES, INC.


Date:  October 7, 1999              /s/ Charles D. Hamm, Jr.
                                    ------------------------------
                                    Charles D. Hamm, Jr.
                                    Chief Financial Officer